SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

HPC POS SYSTEM, CORP.
NEVADA	333-149188		26-0857573
(State or other	(Commission File No.)	     (IRS Employer
jurisdiction)	incorporation) 		Identification No.

c/o House of Mohan Corporation
6605 13th Place, N.W., Washington, D.C.	20012
(Address of principal executive officers)	(Zip Code)

202-397-2435
(Registrants telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-	2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 [CFR 240.13e-	4(c))

Section 8 Other Events Item type 4.02(b) filing.

Comment 1: Please amend your report to include all of the information required by Item 4.02(b) of Form 8-K, including disclosure of the following information:

The date on which you were advised or notified that disclosure should be made or action taken to prevent future reliance on a previously issued audit report or completed interim review;

Answer to Comment 1 for to question 5.
* The date on which HPC POS SYSTEM, CORP was advised or notified that disclosure should be made is November 6, 2012.
* No comments or actions was requested nor required by the impendent accountant by HPC POS System, Corp to taken any prevent future reliance on any previously issued 10-K audit report.
* Only the completed interim reviews from the first quarter ending on December 31, 2011 and the Second Quarter ending on March 31, 2012 required action to be taken in the form an amendment.
* The interim review for the third quarter ending in June 30, 2012, has been completed and adjustment to financial statements and notes correctly state the amended disclosure of un-reported loans and minority shareholder transactions, which occurred in the First Quarter ending on December 31, 2011.

Comment 2: to question 5. Identification of the financial statements that should no longer be relied upon;

A statement of whether the audit committee, or the board of directors in the absence of an audit committee, or authorized officer or officers, discussed with the independent accountant the matters disclosed in the filing pursuant to this
Item 4.02(b).

Only the completed interim reviews from the first quarter ending on December 31, 2011 and the Second Quarter ending on March 31, 2012 required action to be taken in the form an amendment

Comment 3: to question 5: A brief description of the information provided by the accountant.

Answer to Comment 2 for to question 5. The only direction provided by the accountant was to file an 8K declaring the previous interim reviews could not be relied upon.

Answer to Comment 4 for to question 5: A statement of whether the audit committee, or the board of directors in the absence of an audit committee, or authorized officer or officers, discussed with the independent accountant the matters disclosed in the filing pursuant to this Item 4.02(b).

Answer to Comment 4 for to question 5. Pursuant to the filing of the
Item 4.02(b), the independent accountant pursued resigning as the companys independent accountant without any discussion related to matters of disclosure with the board of directors.

Question 6: Please tell us whether you intend to file restated financial statements. If so, tell us how and when you intend to do so.

Answer to question 6: HPC POS SYSTEM, CORP will file the June 30, 2012 third quarter 10-Q on November 27, 2012, as an Edgar filing.


Item 9.01 Financial Statements and Exhibits.

Exhibits -None

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

November 26, 2012

HPC POS SYSTEM, CORP.

(Registrant)

/s/ Melvin W. Coles

By: MELVIN W. COLES, PRESIDENT